                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                           Three D Departments, Inc.
            (Exact name of registrant as specified in its charter)

Date of Report:  January 16, 1998
                 ----------------

Delaware                            1-5967            06-0733200
------------------------------      ------------      --------------------
(State or other                     (Commission       (IRS Employer
jurisdiction of incorporation)      File Number)      Identification (No.)

3535 Hyland Avenue, Suite 200                              92626
-----------------------------------------                  ---------------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code 714 662-0818
                                                   ------------

       N/A
---------------------------------------------------------------
(Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

(a)      Previous independent accountants

(i) On January 16, 1998, Three D Departments, Inc. dismissed Price Waterhouse LLP as its independent accountants.

(ii) The reports of Price Waterhouse LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

(iv) In connection with its audits for the two most recent fiscal years and through January 16, 1998, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(v) During the two most recent fiscal years and through January 16, 1998, there have been no reportable events (as defined in Regulation S-K Item 304(a)(l)(v).

(vi) The Registrant has requested that Price Waterhouse LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 21, 1998, is filed as Exhibit 16 to this Form 8-K.

(b)      New independent accountants

         The Registrant engaged BDO Seidman, LLP as its new independent accountants as of January 16, 1998. During the two most recent fiscal years and through January 16, 1998, the Registrant has not consulted with BDO Seidman, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that BDO Seidman, LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(l)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(l)(iv) of Regulation S-K.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)      Letter from Price Waterhouse LLP dated January 21, 1998.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THREE D DEPARTMENTS, INC.



                                         By: /s/ STEVEN R. KERKSTRA
                                            -------------------------
                                              Steven R. Kerkstra
                                              Chief Financial Officer

Date:  January 23, 1998

January 21, 1998



Securities and Exchange Commission
450 Fifth Street, N.W.,
Washington, D.C.  20549

Ladies and Gentlemen:

                                            Three D Departments, Inc.
                                            -------------------------

We have read Item 4 of Three D Departments, Inc.'s Form 8-K dated January 23, 1998 and are in agreement with the statements contained in paragraph 4(a) therein.

Yours very truly,



PRICE WATERHOUSE LLP